Exhibit 10.1

SUBSCRIPTION AGREEMENT

NATIONAL GOLF EMPORIUM, INC.
Attn: Mr. Bryan Sawarynski
25188 Genesee Trail Road
Golden, Colorado 80401

Gentlemen:

1.           Subscription.

        The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from National Golf Emporium, Inc., a Nevada Corporation (the “Company”), the number of shares, set forth on the Signature Page at the end of this subscription Agreement (the “Agreement”) at a purchase price of $0.10 per share with a minimum investment of $250, upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum dated as of May 19, 2008.

                The undersigned is delivering (i) the subscription payment made payable to National Golf Emporium, Inc. (ii) two executed copies of the Signature page at the end of this Agreement, and (iii) one executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

National Golf Emporium, Inc.
Attn:  Mr.. Bryan Sawarynski
25188 Genesee Trail Road
Golden, Colorado 80401

                The undersigned understands that the Common Stock is being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation D Rule 506 of such Securities Act. As such, the Common Stock is only being offered and sold to investors who qualify as “accredited investors," and a limited number of sophisticated investors and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited or sophisticated investor. The shares of Common Stock are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

2.                      Acceptance of Subscription.

The Offering will be open until the earlier to occur of (i) September 30, 2008; or (ii) the sale of all of the common shares, unless extended by us for up to an additional 90 day period, in our sole discretion.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering.  The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.                      Memorandum.

The Purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated May 19, 2008 (as, the "Memorandum").

4.                      Representations and Warranties.

4.1.           The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) The authorized capital stock of the Company will consist of 100,000,000 shares of common stock, par value $.001 per share. There are currently 5,000,000 shares of Common Stock outstanding.

Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be described in the Memorandum

(c)There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

(d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares in the Offering.

(f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g) The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h) The Shares issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

4.2.           The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement. "

(b) The undersigned is a “Sophisticated Investor” as that term is defined in Rule 506(b) (2) (ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(e) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(f) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(h) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j)           The undersigned has been advised by the Company that none of the Common Stock has been registered under the Securities Act, that the Common Stock will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(k)           The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Common Stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Common Stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Common Stock is registered under the Securities Act, it being understood that the Common Stock are not currently registered for sale and that the Company has no obligation or intention to so register the Common Stock, except as contemplated by the terms of this Agreement or (ii) such Common Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Common Stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Common Stock.

(l) The undersigned acknowledges that the Common Stock shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Common Stock and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(m)           The undersigned will acquire the Common Stock for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by 'he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(n) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities.

(o) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(p) The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(q) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(r) The undersigned understands that the net; proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(s) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(t) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

(u) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

5.                      Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.                      Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                7.                      Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

                 8.     Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription.  Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

                 9.                      Modification.

                Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

                10.                    Notices.

              Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.	Entire Agreement.

                This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.	Severability.

               Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

14.	Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

15.	Applicable Law.

               This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to residents of that State executing contracts wholly to be performed in that State.

16.	Choice of Jurisdiction.

               The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County of Jefferson and State of  Colorado. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County of Jefferson and State of Colorado.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed at $.10 per Share:  ___________________________________

Aggregate Purchase Price: $  ____________________________________________________

Type of ownership:                              ____________                               Individual
____________                                Joint Tenants
                                                                ____________                                Tenants by the Entirety
____________                                Tenants in Common
____________                                Subscribing as Corporation or Partnership
____________                                Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature
Page this __________     day of ________________________, 20__.

_____________________________                                                  ______________________________
Exact Name in which Shares are to                                                         Exact Name in which Shares are to
be Registered                                                                                             be Registered

_____________________________                                                  ______________________________
Signature                                                                                                     Signature

_____________________________                                                  ______________________________
Print Name                                                                                                   Print Name

__________________________                                                         ______________________________
Tax Identification Number:                                                                       Tax Identification Number
_____________________________                                                  ______________________________

_____________________________                                                  ______________________________
Mailing Address                                                                                        Mailing Address
_____________________________                                                  ______________________________
Residence Phone Number                                                                        Residence Phone Number

_____________________________                                                  ______________________________
Work Phone Number                                                                                Work Phone Number

_____________________________                                                  ______________________________
E-Mail Address                                                                                          E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

NATIONAL GOLF EMPORIUM, INC. hereby accepts the subscription of ________________Shares as of the ____________day of _________________, 20___.

NATIONAL GOLF EMPORIUM, INC.

By:       ___________________________________________________________________
Name:  ___________________________________________________________________
Title:     ___________________________________________________________________

Exhibit I to Subscription Agreement

DEFINITION OF "ACCREDITED INVESTOR"
WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)  any private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940;

(iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)  any of the directors or executive officers of the Company;

(v)  any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Common Stock, exceeds $500,000;

(vi) any natural person who had an individual income in excess of $1,500,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii)  any entity in which all of the equity owners are accredited investors.

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

Shares of National Golf Emporium, Inc., a Nevada Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act or a “sophisticated investor” as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

Mr. Bryan Sawarynski
25188 Genesee Trail Road
Golden, Colorado 80401

Please contact Mr. Bryan Sawarynski at (303) 501-8600 if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.           General Information:
Name:  ________________________________
Date of Birth:  ______________________________
Residence Address:  _______________________________________________________________
Business Address:  ________________________________________________________________
Home Telephone No.: ______________________________________________________________
Business Telephone No:  ____________________________________________________________
E-mail Address:  ___________________________________________________________________
Preferred Mailing Address: ________ Business      or  _________  Home  (check one)
Social Security Number:  ____________________________________________________________
Marital Status:  ____________________________________________________________________

II.           Financial Condition:

1.           Did your individual annual income during each of 2006 and 2007 exceed $1,000,000 and do you reasonably expect your individual annual income during 2008 to exceed $1,000,000?
Yes _______  No _______

2.           Did your joint (with spouse) annual income during each of 2006 and 2007 exceed $300,000 and do you reasonably expect your individual annual income during 2008 to exceed $300,000?

                Yes _______No  _______

3.           Does your individual or joint net worth exceed $500,000?
Yes _______  No  _______

By signing this Questionnaire I hereby confirm the following statements:

(a) I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of the Memorandum relating to the Shares of Common Stock prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

(c)  My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date:________________  _______________________________________________
(Printed Name)
Place:  ____________________________________
__________________________________________
(Signature)
__________________________________________
(Printed Name of Joint Subscriber)